SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 21, 2006



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)




   Florida                         000-1170902                   35-2164765
   -------                         -----------                   ----------
(State or other jurisdiction   Commission File Number         (I.R.S. Employer
    Of incorporation)                                        Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 2.02.        Results of Operation and Financial Condition

     On April 20, 2006 Florida Community Banks, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 7.01.        Regulation FD Disclosure

     At its April 20, 2006 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.2.

ITEM 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed).
99.2     Presentation (solely furnished and not filed).


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 21, 2006

Florida Community Banks, Inc.
(Registrant)


By:      /s/ Guy Harris
         Guy Harris
         Chief Financial Officer